Nationwide Life Insurance Company: • Nationwide Variable Account - 8

Prospectus supplement dated October 1, 2009

to Prospectus dated May 1, 2004

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your policy.  Effective October 30, 2009, these underlying mutual funds changed names as indicated below:

Old Name	New Name
Legg Mason Partners Variable Equity Trust: Legg Mason Partners Variable Capital and Income Portfolio – Class I	Legg Mason Partners Variable Equity Trust: Legg Mason ClearBridge Variable Equity Income Builder Portfolio Class I
Legg Mason Partners Variable Equity Trust: Legg Mason Partners Variable Fundamental Value Portfolio – Class I	Legg Mason Partners Variable Equity Trust: Legg Mason ClearBridge Variable Fundamental Value Portfolio Class I
Legg Mason Partners Variable Equity Trust: Legg Mason Partners Variable Investors Portfolio – Class I	Legg Mason Partners Variable Equity Trust: Legg Mason ClearBridge Variable Investors Portfolio Class I
Legg Mason Partners Variable Equity Trust: Legg Mason Partners Variable Global High Yield Bond Portfolio – Class I	Legg Mason Partners Variable Equity Trust: Legg Mason Western Asset Variable Global High Yield Bond Portfolio Class I

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215
1-800-848-6331
TDD: 1-800-238-3035